 VERTEX ENERGY, INC. 8-K

Exhibit 99.1

Vertex Energy Appoints Doug Haugh as Chief Commercial Officer

HOUSTON, April 20, 2023--(Business Wire)--Vertex Energy, Inc. (NASDAQ:VTNR) (“Vertex” or the “Company”), a leading specialty refiner and marketer of high-quality refined products, today announced that it has appointed energy and technology industry veteran Doug Haugh as Chief Commercial Officer of Vertex Energy, effective April 17, 2023. In his new role, Doug will provide strategic direction for all commercial operations spanning from feedstock to finished products, driving the Company's growth initiatives.

Doug brings over 25 years of experience to Vertex, leading growth strategies in retail convenience stores, fuels marketing, supply & trading, renewable products, lubricants, technology, and distribution sectors. Most recently, he served as President of Parkland USA, a wholly-owned subsidiary of Parkland Corp. Under his leadership, Doug grew earnings 10x, completed 20 acquisitions in less than four years, and grew Parkland USA from a small North Dakota business to a thriving enterprise generating over $3.8 billion in annual revenue, operating in diverse sectors, including retail convenience stores, commercial fuels, wholesale fuels, industrial fuels, propane, lubricants, and marine businesses. Doug began his career with Exxon, serving in marketing and business development.

As Chief Commercial Officer, Mr. Haugh will oversee all commercial operations while working to build Vertex into a leading supplier of fuels and related products and seeking to generate sustained, profitable growth.

Benjamin P. Cowart, Chief Executive Officer of Vertex, stated, "Doug is an exceptional addition to our senior leadership team. His comprehensive experience, innovative approach, and demonstrated skill in driving strategic growth plans are an ideal fit for this next phase of our development. We are confident that Doug's expertise and dedication will propel Vertex's commercial operations to new heights."

"I am pleased to join Vertex as its Chief Commercial Officer," stated Mr. Haugh, who continued, "As we remain committed to growth, innovation, and teamwork, I'm excited to leverage the expansion and development of our assets and capabilities toward a customer-centric growth strategy into emerging markets. I look forward to collaborating with my colleagues across the organization to achieve great things together."

ABOUT VERTEX ENERGY

Houston-based Vertex Energy, Inc. (NASDAQ: VTNR), is an energy transition company focused on the production and distribution of conventional and alternative fuels. Vertex owns a refinery in Mobile (AL) with an operable refining capacity of 75,000 barrels per day and more than 3.2 million barrels of product storage, positioning it as a leading supplier of fuels in the region. Vertex is also one of the largest processors of used motor oil in the U.S., with operations located in Houston and Port Arthur (TX), and Marrero (LA). Vertex also owns a facility, Myrtle Grove, located on a 41-acre industrial complex along the Gulf Coast in Belle Chasse, LA, with existing hydroprocessing and plant infrastructure assets, that include nine million gallons of storage. The Company has built a reputation as a key supplier of base oils to the lubricant manufacturing industry throughout North America.

FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the securities laws, including the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties. Words such as "strategy," "expects," "continues," "plans," "anticipates," "believes," "would," "will," "estimates," "intends," "projects," "goals," "targets" and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the Company’s previously disclosed projected outlook for the first quarter of 2023; the Company’s ability to raise sufficient capital to complete future capital projects and the terms of such funding, to the extent necessary; the timing of planned capital projects at the Company’s Mobile, Alabama refinery (the “Mobile Refinery”), downtime associated with such projects and the outcome of such projects; the future production of the Mobile Refinery; the estimated timeline of the renewable diesel capital project at the Mobile Refinery, estimated and actual production and costs associated therewith, estimated revenues over the course of the agreement with Idemitsu, anticipated and unforeseen events which could reduce future production at the refinery or delay planned capital projects, changes in commodity and credits values, and certain early termination rights associated with the Idemitsu agreement and conditions precedent to such agreement; certain mandatory redemption provisions of the outstanding senior convertible notes, the conversion rights associated therewith, and dilution caused by such conversions; the Company’s ability to comply with required covenants under outstanding senior notes and a term loan and pay amounts due under such senior notes and term loan, including interest and other amounts due thereunder; the ability of the Company to retain and hire key personnel; risks associated with the ability of Vertex to complete current plans for expansion and growth, and planned capital projects; the level of competition in our industry and our ability to compete; our ability to respond to changes in our industry; the loss of key personnel or failure to attract, integrate and retain additional personnel; our ability to protect our intellectual property and not infringe on others’ intellectual property; our ability to scale our business; our ability to maintain supplier relationships and obtain adequate supplies of feedstocks; our ability to obtain and retain customers; our ability to produce our products at competitive rates; our ability to execute our business strategy in a very competitive environment; trends in, and the market for, the price of oil and gas and alternative energy sources; the impact of inflation on margins and costs; the volatile nature of the prices for oil and gas caused by supply and demand, including volatility caused by the ongoing Ukraine/Russia conflict, increased interest rates, recessions and increased inflation; our ability to maintain our relationships with our partners; the impact of competitive services and products; the outcome of pending and potential future litigation, judgments and settlements; rules and regulations making our operations more costly or restrictive; changes in environmental and other laws and regulations and risks associated with such laws and regulations; economic downturns both in the United States and globally, increases in inflation and interest rates, increased costs of borrowing associated therewith and potential declines in the availability of such funding; risk of increased regulation of our operations and products; disruptions in the infrastructure that we and our partners rely on; interruptions at our facilities; unexpected and expected changes in our anticipated capital expenditures resulting from unforeseen and expected required maintenance, repairs, or upgrades; our ability to acquire and construct new facilities; our ability to effectively manage our growth; decreases in global demand for, and the price of, oil, due to COVID-19, state, federal and foreign responses thereto, inflation, recessions or other reasons, including declines in economic activity or global conflicts; our ability to acquire sufficient amounts of used oil feedstock through our collection routes, to produce finished products, and in the absence of such internally collected feedstocks, and our ability to acquire third-party feedstocks on commercially reasonable terms; expected and unexpected downtime at our facilities; anti-dilutive rights associated with our outstanding securities; our level of indebtedness, which could affect our ability to fulfill our obligations, impede the implementation of our strategy, and expose us to interest rate risk; dependence on third party transportation services and pipelines; risks related to obtaining required crude oil supplies, and the costs of such supplies; counterparty credit and performance risk; unanticipated problems at, or downtime effecting, our facilities and those operated by third parties; risks relating to our hedging activities; and risks relating to planned and future divestitures and acquisitions.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company's publicly filed reports, including, but not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2022 and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Vertex's future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Vertex. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

INVESTOR CONTACT

John Ragozzino Jr., CFA (ICR)

IR@vertexenergy.com